                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

ENTITY NAME                                                   JURISDICTION
-----------                                                   -------------
Premier Parks Operations Inc.                                 Delaware
Six Flags Theme Parks Inc.                                    Delaware
Aurora Campground, Inc.                                       Ohio
Indiana Parks, Inc.                                           Indiana
Ohio Campgrounds Inc.                                         Ohio
Park Management Corp.                                         California
Premier Waterworld Concord Inc.                               California
Premier Waterworld Sacramento Inc.                            California
Tierco Maryland, Inc.                                         Delaware
Tierco Water Park, Inc.                                       Oklahoma
Funtime Parks, Inc.                                           Delaware
Funtime Inc.                                                  Ohio
Premier Parks of Colorado Inc.                                Colorado
Wyandot Lake, Inc.                                            Ohio
Darien Lake Theme Park and Camping Resort, Inc.               New York
Elitch Gardens L.P.                                           Colorado
Ohio Hotel LLC                                                Delaware
Great Escape Holding Inc.                                     New York
Great Escape Theme Park LLC                                   New York
Great Escape LLC                                              New York
Frontier City Properties, Inc.                                Oklahoma
Frontier City Partners Limited Partnership                    Oklahoma
Stuart Amusement Company                                      Massachusetts
Riverside Park Enterprises, Inc.                              Massachusetts
Riverside Park Food Services, Inc.                            Massachusetts
KKI, LLC                                                      Delaware
Premier International Holdings Inc.                           Delaware
Walibi S.A.                                                   Belgium
Movie World GP GmbH                                           Germany
Movie World GmbH & Co. KG                                     Germany
Movie World Holding GmbH                                      Germany
Premier Parks Holdings Inc.                                   Delaware
Reino Aventura, S.A. de C.V.                                  Mexico
Ventas y Servicios al Consumidor S.A. de C.V.                 Mexico
SFTP Inc.                                                     Delaware
SF Partnership                                                Delaware
SFTP San Antonio GP, Inc.                                     Delaware
Six Flags San Antonio, L.P.                                   Delaware
SFTP San Antonio, Inc.                                        Delaware
San Antonio Park GP, LLC                                      Delaware
San Antonio Theme Park L.P.                                   Delaware
SFTP San Antonio II, Inc.                                     Delaware
Fiesta Texas, Inc.                                            Delaware
Flags Beverages, Inc.                                         Texas
Fiesta Texas Hospitality LLC                                  Texas
SF Splashtown GP Inc.                                         Texas

ENTITY NAME                                                   JURISDICTION
-----------                                                   -------------
Six Flags Spashtown L.P.                                      Delaware
SF Splashtown Inc.                                            Delaware
MWM Holdings Inc.                                             Delaware
MWM Management LLC                                            Delaware
MWM Ancillary Services S.L.                                   Spain
Six Flags Events Holding Corp.                                Delaware
Six Flags Events L.P.                                         Delaware
Six Flags Events Inc.                                         Texas
Six Flags Services, Inc.                                      Delaware
Six Flags Services of Illinois, Inc.                          Delaware
Six Flags Services of Missouri, Inc.                          Delaware
Six Flags Services of Texas, Inc.                             Delaware
PPZ Inc.                                                      Delaware
GP Holdings Inc.                                              Delaware
PP Data Services Inc.                                         Texas
Premier Parks Capital LLC                                     Delaware
Six Flags Over Georgia, Inc.                                  Delaware
SFOG II, Inc.                                                 Delaware
Six Flags Over Georgia II, L.P.                               Delaware
SFOG Acquisition Company LLC                                  Delaware
SFOG II Employee, Inc.                                        Delaware
SFOT II Holdings, LLC                                         Delaware
SFT Holdings, Inc.                                            Delaware
Six Flags Over Texas, Inc.                                    Delaware
Texas Flags, Ltd.                                             Delaware
SFG Holdings, Inc.                                            Delaware
SFOT Employee, Inc.                                           Delaware
SFOG Acquisition A Holdings, Inc.                             Delaware
SFOG Acquisition B Holdings, Inc.                             Delaware
SFOG Acquisition A, Inc.                                      Delaware
SFOG Acquisition B, L.L.C.                                    Delaware
SFOT Acquisition I Holdings, Inc.                             Delaware
SFOT Acquisition II Holdings, Inc.                            Delaware
SFOT Acquisition I, Inc.                                      Delaware
SFOT Acquisition II, Inc.                                     Delaware